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                                                                    EXHIBIT 99.1

                           CONSENT OF DIRECTOR NOMINEE

        The undersigned, pursuant to Rule 438 under the Securities Act, consents to the use of his name in the Registration Statement on Form S-1 of Net2Phone, Inc. as a person who is a Director Nominee of Net2Phone, Inc.


                                        /s/ RAPHAEL S. GRUNFELD
                                        --------------------------------
                                        Raphael S. Grunfeld


Date: June 25, 1999